                                 AMENDMENT NO. 4
                                       TO
                             PARTICIPATION AGREEMENT

     This Participation Agreement (the "Agreement"), dated August 31, 1999, by and among AIM VARIABLE INSURANCE FUNDS ("AVIF"), a Delaware trust, A I M DISTRIBUTORS, INC. ("AIM"), a Delaware corporation, THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York life insurance company ("Life Company") and AMERICAN GENERAL EQUITY SERVICES CORPORATION ("Underwriter"), an affiliate of Life Company and the principal underwriter of the Contracts (collectively, the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, on March 31, 2008, A I M Distributors, Inc. was renamed Invesco Aim Distributors, Inc. and all references to A I M Distributors, Inc. will hereby be deleted and replaced with Invesco Aim Distributors, Inc.; and

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's AIG Protection Advantage VUL Variable Life Insurance Policy, Form Nos. 07921N and 07921NU.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

     1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

     2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                         SEPARATE ACCOUNTS
FUNDS AVAILABLE UNDER                    UTILIZING SOME OR                    CONTRACTS FUNDED BY THE
THE POLICIES                              ALL OF THE FUNDS                       SEPARATE ACCOUNTS
------------------------------   --------------------------------   ------------------------------------------
AIM V.I. International Growth    The United States Life Insurance   -    Platinum Investor Flexible Premium
Fund - Series I shares           Company in the City of New York         Variable Life Insurance Policy
                                 Separate Account USL VL-R               Policy Form No. 97600N

AIM V.I. Core Equity Fund -                                         -    Platinum Investor Survivor Last
Series I shares                                                          Survivor Flexible Premium Variable
                                                                         Life Insurance Policy
                                                                         Policy Form No. 99206N

                                                                    -    Platinum Investor PLUS Flexible
                                                                         Premium Variable Life Insurance
                                                                         Policy Policy Form No. 02600N

AIM V.I. International Growth                                       -    Platinum Investor Survivor II
Fund - Series I shares                                                   Flexible Premium Variable Life
                                                                         Insurance Policy
                                                                         Policy Form No. 01206N

                                                                    -    Platinum Investor VIP Flexible
                                                                         Premium Variable Life Insurance
                                                                         Policy
                                                                         Policy Form No. 05604N and 05604NU

AIM V.I. Global Real Estate                                         -    AIG Protection Advantage VUL Flexible
Fund - Series I shares                                                   Premium Variable Life Insurance
AIM V.I. International Growth                                            Policy
Fund - Series I shares                                                   Policy Form Nos. 07921N and 07921NU

AIM V.I. International Growth    The United States Life Insurance   -    Platinum Investor Immediate Variable
Fund - Series I shares           Company in the City of New York         Annuity Contract
                                 Separate Account USL VA-R               Contract Form No. 03017N

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

EFFECTIVE DATE: JULY 1, 2008

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Peter Davidson              By: /s/ John M. Zerr
        -----------------------------       ------------------------------------
Name: Peter Davidson                    Name: John M. Zerr
Title: Assistant Secretary              Title: Senior Vice President


                                        INVESCO AIM DISTRIBUTORS, INC.


Attest: /s/ Peter Davidson              By: /s/ John S. Cooper
        -----------------------------       ------------------------------------
Name: Peter Davidson                    Name: John S. Cooper
Title: Assistant Secretary              Title: President


                                        THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK


Attest: /s/ Lauren W. Jones             By: /s/ Gary W. Parker
        -----------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: Gary W. Parker
Title: Assistant Secretary              Title: EVP and Chief Product Officer


[Corporate Seal]                        AMERICAN GENERAL EQUITY SERVICES
                                        CORPORATION


Attest: /s/ Lauren W. Jones             By: /s/ Mark R. McGuire
        -----------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: Mark R. McGuire
Title: Assistant Secretary              Title: Senior Vice President

[Corporate Seal]